UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 10, 2005



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            0-22446                                         95-3015862
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    (Commission File Number)                  (IRS Employer Identification No.)



 495A South Fairview Avenue, Goleta, California               93117
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  (Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code         (805) 967-7611
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                                      None
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(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 7.01.        Regulation FD Disclosure.

                  On January 10, 2005, Deckers Outdoor Corporation issued a press release announcing their plans to present at the 7th Annual ICR Xchange Conference on January 13, 2005 and their expectation that they will exceed the high-end of previous fourth quarter guidance. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.        Financial Statements and Exhibits.

           (c)    Exhibits.

                  Exhibit No.             Description
                  ----------              -----------
                     99.1                 Press release, dated January 10, 2005

                  The information in this Current Report on Form 8-K, including the exhibit, will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Deckers Outdoor Corporation

  Date:  January 10, 2005                 /s/ M. Scott Ash
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                                          M. Scott Ash, Chief Financial Officer